SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 17, 2002

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-19278                 13-3357370
(State or other jurisdiction   (Commission file Number)            (IRS
       of incorporation)                                    Identification No.)

                    51 James Way, Eatontown, New Jersey 07724
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (732) 542-2800


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          (Former name or former address, if changed since last report)

                              Item 5. Other Events

Osteotech, Inc. announced today that it has completed the previously announced sale of 2.8 million shares of its Common Stock at a price of $6.25 per share ($17.5 million in the aggregate) in a private placement transaction referred to as a PIPE transaction. The 2.8 million shares represent approximately 19.8% of the outstanding shares of Osteotech's Common Stock immediately preceding the transaction.

The securities sold in the private placement were not registered under the Securities Act of 1933 and were offered and sold in the United States pursuant to an applicable exemption from the registration requirements.

Immediately following the initial sale of the 2.8 million shares, the Securities and Exchange Commission declared the effectiveness of a "shelf" registration statement covering the resale of the 2.8 million shares.

Certain statements made throughout this filing that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in the Company's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report on Form 10-Q for the quatter ending March 31, 2002) filed with the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2002

                                                     OSTEOTECH, INC.
                                           -------------------------------------
                                                      (Registrant)


                                           By:/S/ MICHAEL J. JEFFRIES
                                              ----------------------------------
                                              MICHAEL J. JEFFRIES
                                              Executive Vice President,
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                               and Principal Accounting Officer)